                                                                    Exhibit 23.2




                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement Numbers 333-93933, 333-111037, 333-105425, and 333-105424 of Civitas BankGroup,
Inc. on Form S-8 and Registration Statement Number 333-107352 of Civitas BankGroup, Inc. on Form S-3 of our report dated March 1, 2002, incorporated by reference in this Annual Report on Form 10-K of Civitas BankGroup, Inc. for the year ended December 31, 2003.




                                           /s/ Heathcott & Mullaly, P.C.

Brentwood, Tennessee
March 30, 2004